First Internet Bancorp Reports Fourth Quarter and Full Year 2025 Results
- Net income of $5.3 million, diluted EPS $0.60 -
- Company to hold earnings call today at 5pm ET -

Fishers, Indiana, January 29, 2026 – First Internet Bancorp (the “Company”) (Nasdaq: INBK), the parent company of First Internet Bank (the “Bank”), announced today financial and operational results for the fourth quarter and fiscal year ended December 31, 2025.

Key Business Updates

•Revenue Momentum: Strong growth in net interest income (up 29%) and fully-taxable equivalent (“FTE”) net interest margin (now 2.30%) drove adjusted quarterly revenue up 21% year-over-year to $42.1 million1. When combined with well-managed expenses, adjusted pre-provision net revenue grew 66% year-over-year.

•Credit Trends: The provision for credit losses for the fourth quarter of 2025 declined significantly following the large increase to the allowance for credit losses (“ACL”) related to small business lending in the third quarter of 2025 as well as lower net charge-offs. While ongoing proactive and prudent credit-related actions continued to yield notable progress in resolving problem loans, the Company expects the provision to remain elevated in the first half of 2026 and then gradually improve in the second half of the year.

•Strong Loan Production: Commercial loan production was robust during the fourth quarter driven by single tenant lease financing and construction. Additionally, loan pipelines at year end were solid, setting the stage for continued net interest income growth in 2026.

Fourth Quarter 2025 Financial Performance

▪Net income of $5.3 million and diluted earnings per share of $0.60
•Quarterly results included a pre-tax loss of $0.4 million on the sale of an additional $14.3 million of single tenant lease financing loans to fulfill our commitment related to the large sale in the third quarter of 2025
•Adjusted net income, excluding the impact of the additional loan sale was $5.6 million1 and adjusted diluted earnings per share was $0.641

▪Total revenue of $41.7 million and adjusted total revenue of $42.1 million1, which increased 21% from the prior year period

▪Net interest income of $30.3 million and fully-taxable equivalent net interest income of $31.5 million1, increased 29% and 27% over the prior year period, respectively

▪Net interest margin of 2.22% and FTE net interest margin of 2.30%1, each increased 55 basis points (“bps”), from the prior year period

▪Pre-provision net revenue (“PPNR”) of $17.5 million1 and adjusted PPNR of $17.9 million1, which increased 66% from the prior year period

•Total loan balances of $3.7 billion, up $143.2 million, or 4%, from the third quarter of 2025
•Quarterly growth driven by strong production in single tenant lease financing, construction and small business lending
•The yield on the loan portfolio increased 21 bps from the prior quarter to 6.39%

•Total deposits of $4.8 billion, compared to $4.9 billion in the third quarter of 2025
•Continued growth in fintech deposits, allowing higher-cost CDs and brokered deposits to mature
•The cost of interest-bearing deposits declined 19 bps from the prior quarter to 3.68%
•Approximately $1.1 billion of fintech deposits moved off-balance sheet, providing flexibility to manage the size of the balance sheet
•Loans to deposits ratio of 77.4%

•Provision for credit losses of $12.0 million, down $22.8 million, or 66%, from the third quarter of 2025
•Net charge-offs to average loans of 1.68%, improved from 1.89% in the third quarter of 2025
•Net charge-offs included $3.5 million of balances previously reserved for

•Nonperforming loans to total loans of 1.56%; ACL to total loans of 1.49%
•Increase in NPLs consisted primarily of guaranteed SBA 7(a) balances and fully-collateralized unguaranteed SBA 7(a) balances
•NPLs / total loans of 1.20% excluding guaranteed balances
•ACL to NPLs of 95%; or 124% excluding guaranteed balances

•Tangible common equity to tangible assets of 6.38%1, and 6.94%1 ex-AOCI and adjusted for normalized cash balances; CET1 ratio of 8.93%; total capital ratio of 12.44%
•Repurchased 27,998 shares during the quarter at an average price of $18.64 per share

•Tangible book value per share of $40.871 increased 3% from the third quarter of 2025

"We are pleased to close 2025 with strong fourth quarter results that demonstrate the resilience of our differentiated digital banking model," said David Becker, Chairman and CEO of First Internet Bancorp. "In 2025, we produced solid core financial performance as net interest income grew 30% year-over-year and delivered meaningful strategic accomplishments including the successful $850 million single tenant lease financing loan sale to Blackstone, exceptional growth in our Banking-as-a-Service initiatives and strategic investments in technology to further improve our credit underwriting and efficiency.”

"Additionally, we took decisive and proactive measures to address credit challenges in our SBA and franchise finance portfolios through enhanced underwriting standards, and improved collection and risk management through strategic investments in AI and automation. As a result, we expect gradual credit improvement in the second half of this year. Looking ahead, our digital-first model, strong loan pipelines, and diversified revenue streams position us well for continued growth. We remain confident in our ability to deliver strong financial performance while building long-term shareholder value through disciplined execution of our strategic priorities."

1 This information represents a non-GAAP financial measure. For a discussion of non-GAAP financial measures, see the section below entitled "Non-GAAP Financial Measures."

Full Year 2026 Outlook

•Continued loan growth in the range of 15% to 17%, driven by strong pipelines across our commercial lending verticals

•FTE net interest margin expansion, reaching 2.75% to 2.80% by the fourth quarter of 2026, driven by ongoing deposit repricing and optimized asset mix

•FTE net interest income of $155 million to $160 million

•Noninterest income of $33 million to $35 million, reflecting continued strong BaaS growth and modest SBA originations and gain on sale activity

•Operating expenses of $111 million to $112 million

•Provision for credit losses, including net charge-offs and reserves related to problem loans, of $50 million to $53 million:
•Provision for credit losses is expected to remain elevated in the first half of the year but gradually improve in the second half of the year
•First quarter of 2026 provision for credit losses is expected to be in the range of $17 million to $19 million and second quarter of 2026 is expected to be in the range of $14 million to $16 million

•Diluted earnings per share of $2.35 to $2.45

Conference Call and Webcast
The Company will host a conference call and webcast at 5:00 p.m. Eastern Time today, January 29, 2026, to discuss its quarterly financial results. The call can be accessed via telephone at (800) 549-8228; access code: 39388. A recorded replay can be accessed through February 5, 2026, by dialing (888) 660-6264; access code: 39388 #.

Additionally, interested parties can listen to a live webcast of the call on the Company's website at www.firstinternetbancorp.com. An archived version of the webcast will be available in the same location shortly after the live call has ended.

About First Internet Bancorp
First Internet Bancorp is a bank holding company with assets of $5.6 billion as of December 31, 2025. The Company’s subsidiary, First Internet Bank, opened for business in 1999 as an industry pioneer in the branchless delivery of banking services. First Internet Bank provides consumer and small business deposit, SBA financing, franchise finance, consumer loans, and specialty finance services nationally as well as commercial real estate loans, construction loans, commercial and industrial loans, and treasury management services on a regional basis. First Internet Bancorp’s common stock trades on the Nasdaq Global Select Market under the symbol “INBK” and is a component of the Russell 2000® Index. Additional information about the Company is available at www.firstinternetbancorp.com and additional information about First Internet Bank, including its products and services, is available at www.firstib.com
.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to the financial condition, results of operations, trends in lending policies and loan programs, plans and prospective business partnerships, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “anticipate,” “believe,” “continue,” “could,” “drive,” “enhance,” “estimate,” “expanding,” “expect,” “future,” “going forward,” “growth,” ”improve,” “increase,” “looking ahead,” “maintain,” “may,” “ongoing,” “opportunities,” “pending,”

“plan,” “position,” “preliminary,” “remain,” “setting the stage,” “should,” “stable,” “thereafter,” “well-positioned,” “will,” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Such statements are subject to certain risks and uncertainties including: our business and operations and the business and operations of our vendors and customers: general economic conditions, whether national or regional, and conditions in the lending markets in which we participate that may have an adverse effect on the demand for our loans and other products; our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that is the collateral for our loans. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial and industrial, construction, and SBA loan portfolios; competition with national, regional and community financial institutions; the loss of key members of senior management; the anticipated impacts of inflation and rising interest rates on the general economy; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this press release, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

Non-GAAP Financial Measures
This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, average tangible common equity, return on average tangible common equity, total interest income – FTE, net interest income – FTE, net interest margin – FTE, adjusted total revenue, pre-provision net revenue (loss), adjusted pre-provision net revenue, adjusted noninterest income, adjusted noninterest expense, adjusted income (loss) before income taxes, adjusted income tax provision (benefit), adjusted net income (loss), adjusted diluted earnings (loss) per share, adjusted return on average assets, adjusted return on average shareholders’ equity, adjusted return on average tangible common equity and adjusted tangible common equity to adjusted tangible assets are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this release under the caption “Reconciliation of Non-GAAP Financial Measures.”

Contact Information:

Investors/Analysts
Paula Deemer
Director of Corporate Administration
(317) 428-4628
investors@firstib.com

Media
PANBlast
Zach Weismiller
firstib@panblastpr.com

First Internet Bancorp
Summary Financial Information (unaudited)
Dollar amounts in thousands, except per share data
	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024

Net income (loss)	$5,289	$(41,593)	$7,330	$(35,168)	$25,276

Per share and share information
Earnings (loss) per share - basic	$0.61	$(4.76)	$0.84	$(4.03)	$2.91
Earnings (loss) per share - diluted	0.60	(4.76)	0.83	(4.03)	2.88
Dividends declared per share	0.06	0.06	0.06	0.24	0.24
Book value per common share	41.41	40.42	44.31	41.41	44.31
Tangible book value per common share [1]	40.87	39.88	43.77	40.87	43.77
Common shares outstanding	8,686,994	8,713,094	8,667,894	8,686,994	8,667,894
Average common shares outstanding:
Basic	8,728,342	8,742,052	8,696,704	8,729,970	8,690,416
Diluted	8,769,456	8,742,052	8,788,793	8,729,970	8,765,725
Performance ratios
Return on average assets	0.37%	(2.71%)	0.50%	(0.60%)	0.46%
Return on average shareholders' equity	5.79%	(42.11%)	7.49%	(9.15%)	6.70%
Return on average tangible common equity [1]	5.87%	(42.62%)	7.58%	(9.26%)	6.78%
Net interest margin	2.22%	2.04%	1.67%	2.01%	1.65%
Net interest margin - FTE [1,2]	2.30%	2.12%	1.75%	2.09%	1.74%
Capital ratios [3]
Total shareholders' equity to assets	6.46%	6.25%	6.69%	6.46%	6.69%
Tangible common equity to tangible assets [1]	6.38%	6.17%	6.62%	6.38%	6.62%
Tier 1 leverage ratio	6.24%	5.69%	6.90%	6.24%	6.90%
Common equity tier 1 capital ratio	8.93%	9.24%	9.30%	8.93%	9.30%
Tier 1 capital ratio	8.93%	9.24%	9.30%	8.93%	9.30%
Total risk-based capital ratio	12.44%	13.11%	12.62%	12.44%	12.62%
Asset quality
Nonperforming loans	$58,538	$53,250	$28,421	$58,538	$28,421
Nonperforming assets	61,355	55,237	28,905	61,355	28,905
Nonperforming loans to loans	1.56%	1.48%	0.68%	1.56%	0.68%
Nonperforming assets to total assets	1.10%	0.98%	0.50%	1.10%	0.50%
Allowance for credit losses - loans to:
Loans	1.49%	1.66%	1.07%	1.49%	1.07%
Nonperforming loans	95.1%	112.5%	157.5%	95.1%	157.5%
Net charge-offs to average loans	1.68%	1.89%	0.91%	1.45%	0.32%
Average balance sheet information
Loans	$3,798,831	$4,415,693	$4,123,510	$4,211,710	$3,992,031
Total securities	943,418	898,543	841,700	919,775	770,793
Other earning assets	665,022	569,811	636,377	519,976	516,836
Total interest-earning assets	5,426,126	5,895,554	5,607,195	5,662,897	5,285,026
Total assets	5,618,089	6,081,792	5,782,116	5,848,823	5,462,730
Noninterest-bearing deposits	155,030	174,494	114,311	154,712	114,396
Interest-bearing deposits	4,723,879	5,133,010	4,726,449	4,866,930	4,318,926
Total deposits	4,878,909	5,307,504	4,840,760	5,021,642	4,433,322
Shareholders' equity	362,183	391,886	389,435	384,432	377,215
1 Refer to "Non-GAAP Financial Measures" section above and "Reconciliation of Non-GAAP Financial Measures" below
2 On a fully-taxable equivalent ("FTE") basis assuming a 21% tax rate
3 Regulatory capital ratios are preliminary pending filing of the Company's regulatory reports

First Internet Bancorp
Condensed Consolidated Balance Sheets (unaudited, except for December 31, 2024)
Dollar amounts in thousands
	December 31, 2025	September 30, 2025	December 31, 2024
Assets
Cash and due from banks	$6,145	$10,923	$9,249
Interest-bearing deposits	450,632	776,738	457,161
Securities available-for-sale, at fair value	778,687	625,906	587,355
Securities held-to-maturity, at amortized cost, net of allowance for credit losses	250,609	261,725	249,796
Loans held-for-sale	108,608	141,580	54,695
Loans	3,746,728	3,603,506	4,170,646
Allowance for credit losses - loans	(55,686)	(59,923)	(44,769)
Net loans	3,691,042	3,543,583	4,125,877
Accrued interest receivable	27,909	26,674	28,180
Federal Home Loan Bank of Indianapolis stock	28,350	28,350	28,350
Cash surrender value of bank-owned life insurance	42,559	42,256	41,394
Premises and equipment, net	67,934	68,843	71,453
Goodwill	4,687	4,687	4,687
Servicing asset	22,793	22,107	16,389
Other real estate owned	2,631	1,801	272
Accrued income and other assets	89,061	84,001	63,001
Total assets	$5,571,647	$5,639,174	$5,737,859

Liabilities
Noninterest-bearing deposits	$146,879	$243,539	$136,451
Interest-bearing deposits	4,692,934	4,671,895	4,796,755
Total deposits	4,839,813	4,915,434	4,933,206
Advances from Federal Home Loan Bank	249,500	249,500	295,000
Subordinated debt	105,465	105,386	105,150
Accrued interest payable	1,744	1,236	2,495
Accrued expenses and other liabilities	15,358	15,450	17,945
Total liabilities	5,211,880	5,287,006	5,353,796
Shareholders' equity
Voting common stock	186,577	186,608	186,094
Retained earnings	193,320	188,564	230,622
Accumulated other comprehensive loss	(20,130)	(23,004)	(32,653)
Total shareholders' equity	359,767	352,168	384,063
Total liabilities and shareholders' equity	$5,571,647	$5,639,174	$5,737,859

First Internet Bancorp
Condensed Consolidated Statements of Income (unaudited, except for the twelve months ended December 31, 2024)
Dollar amounts in thousands, except per share data
	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Interest income
Loans	$61,535	$68,958	$61,523	$259,840	$233,844
Securities - taxable	8,811	8,614	7,619	34,950	26,742
Securities - non-taxable	651	652	794	2,618	3,775
Other earning assets	7,057	6,164	7,835	22,749	27,526
Total interest income	78,054	84,388	77,771	320,157	291,887
Interest expense
Deposits	43,836	50,134	49,111	188,390	183,150
Other borrowed funds	3,896	3,902	5,109	18,007	21,360
Total interest expense	47,732	54,036	54,220	206,397	204,510
Net interest income	30,322	30,352	23,551	113,760	87,377
Provision for credit losses	11,984	34,789	7,201	72,314	17,070
Net interest income (loss) after provision for credit losses	18,338	(4,437)	16,350	41,446	70,307
Noninterest income (loss)
Service charges and fees	454	369	248	1,366	959
Loan servicing revenue	2,713	2,055	1,825	8,730	6,188
Loan servicing asset revaluation	(1,800)	(1,332)	(428)	(5,466)	(2,537)
Gain (loss) on sale of loans	8,470	(27,103)	8,568	(8,313)	33,329
Other	1,538	1,364	5,723	6,395	9,406
Total noninterest income (loss)	11,375	(24,647)	15,936	2,712	47,345
Noninterest expense
Salaries and employee benefits	12,668	14,384	14,042	51,026	51,756
Marketing, advertising and promotion	644	482	696	2,475	2,589
Consulting and professional fees	1,184	979	967	4,327	3,744
Data processing	712	651	603	2,654	2,448
Loan expenses	1,813	1,850	1,381	6,714	5,947
Premises and equipment	3,705	3,572	3,004	13,673	11,902
Deposit insurance premium	1,563	1,584	1,464	6,109	5,000
Other	1,922	1,957	1,800	8,049	6,724
Total noninterest expense	24,211	25,459	23,957	95,027	90,110
Income (loss) before income taxes	5,502	(54,543)	8,329	(50,869)	27,542
Income tax provision (benefit)	213	(12,950)	999	(15,701)	2,266
Net income (loss)	$5,289	$(41,593)	$7,330	$(35,168)	$25,276

Per common share data
Earnings (loss) per share - basic	$0.61	$(4.76)	$0.84	$(4.03)	$2.91
Earnings (loss) per share - diluted	$0.60	$(4.76)	$0.83	$(4.03)	$2.88
Dividends declared per share	$0.06	$0.06	$0.06	$0.24	$0.24
All periods presented have been reclassified to conform to the current period classification

First Internet Bancorp
Average Balances and Rates (unaudited)
Dollar amounts in thousands
	Three Months Ended
	December 31, 2025			September 30, 2025			December 31, 2024
	Average Balance	Interest / Dividends	Yield / Cost	Average Balance	Interest / Dividends	Yield / Cost	Average Balance	Interest / Dividends	Yield/ Cost
Assets
Interest-earning assets
Loans, including loans held-for-sale [1]	$3,817,686	$61,535	6.39%	$4,427,200	$68,958	6.18%	$4,129,118	$61,523	5.93%
Securities - taxable	863,071	8,811	4.05%	819,941	8,614	4.17%	758,560	7,619	4.00%
Securities - non-taxable	80,347	651	3.21%	78,602	652	3.29%	83,140	794	3.80%
Other earning assets	665,022	7,057	4.21%	569,811	6,164	4.29%	636,377	7,835	4.90%
Total interest-earning assets	5,426,126	78,054	5.71%	5,895,554	84,388	5.68%	5,607,195	77,771	5.52%
Allowance for credit losses - loans	(61,378)			(49,495)			(46,427)
Noninterest-earning assets	253,341			235,733			221,348
Total assets	$5,618,089			$6,081,792			$5,782,116

Liabilities
Interest-bearing liabilities
Interest-bearing demand deposits	$1,023,305	$7,524	2.92%	$1,399,323	$11,742	3.33%	$574,577	$2,910	2.01%
Savings accounts	18,575	40	0.85%	20,035	42	0.83%	21,072	45	0.85%
Money market accounts	1,312,201	11,238	3.40%	1,250,350	11,771	3.73%	1,236,116	12,309	3.96%
Fintech - brokered deposits	—	—	—%	—	—	—%	208,545	2,111	4.03%
Certificates and brokered deposits	2,369,798	25,034	4.19%	2,463,302	26,579	4.28%	2,686,139	31,736	4.70%
Total interest-bearing deposits	4,723,879	43,836	3.68%	5,133,010	50,134	3.87%	4,726,449	49,111	4.13%
Other borrowed funds	354,926	3,896	4.35%	365,119	3,902	4.24%	528,806	5,109	3.84%
Total interest-bearing liabilities	5,078,805	47,732	3.73%	5,498,129	54,036	3.90%	5,255,255	54,220	4.10%
Noninterest-bearing deposits	155,030			174,494			114,311
Other noninterest-bearing liabilities	22,071			17,283			23,115
Total liabilities	5,255,906			5,689,906			5,392,681
Shareholders' equity	362,183			391,886			389,435
Total liabilities and shareholders' equity	$5,618,089			$6,081,792			$5,782,116

Net interest income		$30,322			$30,352			$23,551

Interest rate spread			1.98%			1.78%			1.42%
Net interest margin			2.22%			2.04%			1.67%
Net interest margin - FTE [2,3]			2.30%			2.12%			1.75%
1 Includes nonaccrual loans
2 On a fully-taxable equivalent ("FTE") basis assuming a 21% tax rate
3 Refer to "Non-GAAP Financial Measures" section above and "Reconciliation of Non-GAAP Financial Measures" below

First Internet Bancorp
Average Balances and Rates (unaudited)
Dollar amounts in thousands
	Twelve Months Ended
	December 31, 2025			December 31, 2024
	Average Balance	Interest / Dividends	Yield/Cost	Average Balance	Interest / Dividends	Yield / Cost
Assets
Interest-earning assets
Loans, including loans held-for-sale [1]	$4,223,146	$259,840	6.15%	$3,997,397	$233,844	5.85%
Securities - taxable	839,878	34,950	4.16%	692,806	26,742	3.86%
Securities - non-taxable	79,897	2,618	3.28%	77,987	3,775	4.84%
Other earning assets	519,976	22,749	4.38%	516,836	27,526	5.33%
Total interest-earning assets	5,662,897	320,157	5.65%	5,285,026	291,887	5.52%
Allowance for credit losses - loans	(51,440)			(42,758)
Noninterest-earning assets	237,366			220,462
Total assets	$5,848,823			$5,462,730

Liabilities
Interest-bearing liabilities
Interest-bearing demand deposits	$1,152,210	$36,007	3.13%	$494,082	$10,448	2.11%
Savings accounts	20,229	171	0.85%	22,336	189	0.85%
Money market accounts	1,243,300	45,459	3.66%	1,230,443	51,036	4.15%
Fintech - brokered deposits	—	—	—%	141,860	6,023	4.25%
Certificates and brokered deposits	2,451,191	106,753	4.36%	2,430,205	115,454	4.75%
Total interest-bearing deposits	4,866,930	188,390	3.87%	4,318,926	183,150	4.24%
Other borrowed funds	421,947	18,007	4.27%	629,137	21,360	3.40%
Total interest-bearing liabilities	5,288,877	206,397	3.90%	4,948,063	204,510	4.13%
Noninterest-bearing deposits	154,712			114,396
Other noninterest-bearing liabilities	20,802			23,056
Total liabilities	5,464,391			5,085,515
Shareholders' equity	384,432			377,215
Total liabilities and shareholders' equity	$5,848,823			$5,462,730

Net interest income		$113,760			$87,377

Interest rate spread			1.75%			1.39%
Net interest margin			2.01%			1.65%
Net interest margin - FTE [2,3]			2.09%			1.74%
1 Includes nonaccrual loans
2 On a fully-taxable equivalent ("FTE") basis assuming a 21% tax rate
3 Refer to "Non-GAAP Financial Measures" section above and "Reconciliation of Non-GAAP Financial Measures" below

First Internet Bancorp
Loans and Deposits (unaudited)
Dollar amounts in thousands
	December 31, 2025		September 30, 2025		December 31, 2024
	Amount	Percent	Amount	Percent	Amount	Percent
Commercial loans
Commercial and industrial	$221,714	5.9%	$206,301	5.7%	$120,175	2.9%
Owner-occupied commercial real estate	48,575	1.3%	50,046	1.4%	53,591	1.3%
Investor commercial real estate	647,394	17.3%	644,184	17.9%	269,431	6.5%
Construction	372,668	9.9%	300,291	8.3%	413,523	9.9%
Single tenant lease financing	222,925	5.9%	108,146	3.0%	949,748	22.7%
Public finance	442,234	11.8%	480,119	13.3%	485,867	11.6%
Healthcare finance	139,469	3.7%	150,522	4.2%	181,427	4.4%
Small business lending	430,024	11.5%	401,628	11.1%	331,914	8.0%
Franchise finance	417,045	11.1%	450,340	12.5%	536,909	12.9%
Total commercial loans	2,942,048	78.4%	2,791,577	77.4%	3,342,585	80.2%

Consumer loans
Residential mortgage	343,110	9.2%	349,275	9.7%	375,160	9.0%
Home equity	14,725	0.4%	15,806	0.4%	18,274	0.4%
Trailers	235,876	6.3%	232,006	6.4%	210,575	5.0%
Recreational vehicles	141,952	3.8%	142,245	3.9%	149,342	3.6%
Other consumer loans	47,630	1.3%	48,753	1.5%	48,030	1.2%
Total consumer loans	783,293	21.0%	788,085	21.9%	801,381	19.2%

Net deferred loan fees, premiums, discounts and other [1]	21,387	0.6%	$23,844	0.7%	26,680	0.6%

Total loans	$3,746,728	100.0%	$3,603,506	100.0%	$4,170,646	100.0%

	December 31, 2025		September 30, 2025		December 31, 2024
	Amount	Percent	Amount	Percent	Amount	Percent
Deposits
Noninterest-bearing deposits	$146,880	3.0%	$243,539	5.0%	$136,451	2.8%
Interest-bearing demand deposits	1,120,850	23.2%	1,003,950	20.4%	896,661	18.2%
Savings accounts	18,990	0.4%	18,694	0.4%	19,823	0.4%
Money market accounts	1,272,845	26.3%	1,250,202	25.4%	1,183,789	24.0%
Fintech - brokered deposits	—	—%	—	—%	—	—%
Certificates of deposits	2,004,909	41.4%	2,115,613	43.0%	2,133,455	43.2%
Brokered deposits	275,339	5.7%	283,436	5.8%	563,027	11.4%
Total deposits	$4,839,813	100.0%	$4,915,434	100.0%	$4,933,206	100.0%

1 Includes carrying value adjustments of $19.1 million, $20.2 million and $22.9 million related to terminated interest rate swaps associated with public finance loans as of December 31, 2025, September 30, 2025 and December 31, 2024, respectively.

First Internet Bancorp
Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data
	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Total equity - GAAP	$359,767	$352,168	$384,063	$359,767	$384,063
Adjustments:
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible common equity	$355,080	$347,481	$379,376	$355,080	$379,376

Total assets - GAAP	$5,571,647	$5,639,174	$5,737,859	$5,571,647	$5,737,859
Adjustments:
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible assets	$5,566,960	$5,634,487	$5,733,172	$5,566,960	$5,733,172

Common shares outstanding	8,686,994	8,713,094	8,667,894	8,686,994	8,667,894

Book value per common share	$41.41	$40.42	$44.31	$41.41	$44.31
Effect of goodwill	(0.54)	(0.54)	(0.54)	(0.54)	(0.54)
Tangible book value per common share	$40.87	$39.88	$43.77	$40.87	$43.77

Total shareholders' equity to assets	6.46%	6.25%	6.69%	6.46%	6.69%
Effect of goodwill	(0.08%)	(0.08%)	(0.07%)	(0.08%)	(0.07%)
Tangible common equity to tangible assets	6.38%	6.17%	6.62%	6.38%	6.62%

Total average equity - GAAP	$362,183	$391,886	$389,435	$384,432	$377,215
Adjustments:
Average goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Average tangible common equity	$357,496	$387,199	$384,748	$379,745	$372,528

Return on average shareholders' equity	5.79%	(42.11%)	7.49%	(9.15%)	6.70%
Effect of goodwill	0.08%	(0.51%)	0.09%	(0.11%)	0.08%
Return on average tangible common equity	5.87%	(42.62%)	7.58%	(9.26%)	6.78%

Total interest income	$78,054	$84,388	$77,771	$320,157	$291,887
Adjustments:
Fully-taxable equivalent adjustments [1]	1,161	1,158	1,152	4,645	4,650
Total interest income - FTE	$79,215	$85,546	$78,923	$324,802	$296,537

Net interest income	$30,322	$30,352	$23,551	$113,760	$87,377
Adjustments:
Fully-taxable equivalent adjustments [1]	1,161	1,158	1,152	4,645	4,650
Net interest income - FTE	$31,483	$31,510	$24,703	$118,405	$92,027

Net interest margin	2.22%	2.04%	1.67%	2.01%	1.65%
Effect of fully-taxable equivalent adjustments [1]	0.08%	0.08%	0.08%	0.08%	0.09%
Net interest margin - FTE	2.30%	2.12%	1.75%	2.09%	1.74%

Total revenue - GAAP	$41,697	$5,705	$39,487	$116,472	$134,722
Adjustments:
Loss on sale of loans	411	37,823	—	38,234	—
Gain on prepayment of FHLB advances	—	—	(1,829)	—	(1,829)
Gain on termination of swaps	—	—	(2,904)	—	(2,904)
Adjusted total revenue	$42,108	$43,528	$34,754	$154,706	$129,989
[1] Assuming a 21% tax rate

First Internet Bancorp
Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data
	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net income (loss) - GAAP	$5,289	$(41,593)	$7,330	$(35,168)	$25,276
Adjustments:1
Provision for credit losses	11,984	34,789	7,201	72,314	17,070
Income tax provision (benefit)	213	(12,950)	999	(15,701)	2,266
Pre-provision net revenue (loss)	$17,486	$(19,754)	$15,530	$21,445	$44,612

Pre-provision net revenue (loss)	$17,486	$(19,754)	$15,530	$21,445	$44,612
Adjustments:1
Loss on sale of loans	411	37,823	—	38,234	—
IT termination fees	—	—	—	—	357
Anniversary expenses	—	—	—	—	95
Gain on prepayment of FHLB advances	—	—	(1,829)	—	(1,829)
Gain on termination of swaps	—	—	(2,904)	—	(2,904)
Adjusted pre-provision net revenue	$17,897	$18,069	$10,797	$59,679	$40,331
1 Assuming a 21% tax rate

First Internet Bancorp
Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data
	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Noninterest income (loss) - GAAP	$11,375	$(24,647)	$15,936	$2,712	$47,345
Adjustments:
Loss on sale of loans	411	37,823	—	38,234	—
Gain on prepayment of FHLB advances	—	—	(1,829)	—	(1,829)
Gain on termination of swaps	—	—	(2,904)	—	(2,904)
Adjusted total revenue	$11,786	$13,176	$11,203	$40,946	$42,612

Noninterest expense - GAAP	$24,211	$25,459	$23,957	$95,027	$90,110
Adjustments:
IT termination fees	—	—	—	—	(452)
Anniversary expenses	—	—	—	—	(120)
Adjusted noninterest expense	$24,211	$25,459	$23,957	$95,027	$89,538

Income (loss) before income taxes - GAAP	$5,502	$(54,543)	$8,329	$(50,869)	$27,542
Adjustments:
Loss on sale of loans	411	37,823	—	38,234	—
IT termination fees	—	—	—	—	452
Anniversary expenses	—	—	—	—	120
Gain on prepayment of FHLB advances	—	—	(1,829)	—	(1,829)
Gain on termination of swaps	—	—	(2,904)	—	(2,904)
Adjusted income (loss) before income taxes	$5,913	$(16,720)	$3,596	$(12,635)	$23,381

Income tax provision (benefit) - GAAP	$213	$(12,950)	$999	$(15,701)	$2,266
Adjustments:[1]
Loss on sale of loans	86	8,699	—	8,785	—
IT termination fees	—	—	—	—	95
Anniversary expenses	—	—	—	—	25
Gain on prepayment of FHLB advances	—	—	(384)	—	(384)
Gain on termination of swaps	—	—	(610)	—	(610)
Adjusted income tax provision (benefit)	$299	$(4,251)	$5	$(6,916)	$1,392

Net income (loss) - GAAP	$5,289	$(41,593)	$7,330	$(35,168)	$25,276
Adjustments:
Loss on sale of loans	325	29,124	—	29,449	—
IT termination fees	—	—	—	—	357
Anniversary expenses	—	—	—	—	95
Gain on prepayment of FHLB advances	—	—	(1,445)	—	(1,445)
Gain on termination of swaps	—	—	(2,294)	—	(2,294)
Adjusted net income (loss)	$5,614	$(12,469)	$3,591	$(5,719)	$21,989

Diluted average common shares outstanding	8,769,456	8,742,052	8,788,793	8,729,970	8,765,725
[1] Assuming a 21% tax rate

First Internet Bancorp
Reconciliation of Non-GAAP Financial Measures
Dollar amounts in thousands, except per share data
	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Diluted earnings (loss) per share - GAAP	$0.60	$(4.76)	$0.83	$(4.03)	$2.88
Adjustments:
Effect of loss on sale of loans	0.04	3.33	—	3.37	—
Effect of IT termination fees	—	—	—	—	0.04
Effect of anniversary expenses	—	—	—	—	0.01
Effect of gain on prepayment of FHLB advances	—	—	(0.16)	—	(0.16)
Effect of gain on termination of swaps	—	—	(0.26)	—	(0.26)
Adjusted diluted earnings (loss) per share	$0.64	$(1.43)	$0.41	$(0.66)	$2.51

Return on average assets	0.37%	(2.71%)	0.50%	(0.60%)	0.46%
Effect of loss on sale of loans	0.02%	1.90%	0.00%	0.50%	0.00%
Effect of IT termination fees	0.00%	0.00%	0.00%	0.00%	0.01%
Effect of anniversary expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Effect of gain on prepayment of FHLB advances	0.00%	0.00%	(0.10%)	0.00%	(0.03%)
Effect of gain on termination of swaps	0.00%	0.00%	(0.16%)	0.00%	(0.04%)
Adjusted return on average assets	0.39%	(0.81%)	0.24%	(0.10%)	0.40%

Return on average shareholders' equity	5.79%	(42.11%)	7.49%	(9.15%)	6.70%
Effect of loss on sale of loans	0.36%	29.48%	0.00%	7.66%	0.00%
Effect of IT termination fees	0.00%	0.00%	0.00%	0.00%	0.09%
Effect of anniversary expenses	0.00%	0.00%	0.00%	0.00%	0.03%
Effect of gain on prepayment of FHLB advances	0.00%	0.00%	(1.48%)	0.00%	(0.38%)
Effect of gain on termination of swaps	0.00%	0.00%	(2.34%)	0.00%	(0.61%)
Adjusted return on average shareholders' equity	6.15%	(12.63%)	3.67%	(1.49%)	5.83%

Return on average tangible common equity	5.87%	(42.62%)	7.58%	(9.26%)	6.78%
Effect of loss on sale of loans	0.36%	29.84%	0.00%	7.75%	0.00%
Effect of IT termination fees	0.00%	0.00%	0.00%	0.00%	0.10%
Effect of anniversary expenses	0.00%	0.00%	0.00%	0.00%	0.03%
Effect of gain on prepayment of FHLB advances	0.00%	0.00%	(1.49%)	0.00%	(0.39%)
Effect of gain on termination of swaps	0.00%	0.00%	(2.37%)	0.00%	(0.62%)
Adjusted return on average tangible common equity	6.23%	(12.78%)	3.72%	(1.51%)	5.90%